Exhibit 10.1

BOARD MEMBER AGREEMENT

BETWEEN

XUN ENERGY, INC.

AND

PETER MATOUSEK

AS

DIRECTOR

Contract No.  S20100902

THIS AGREEMENT, effective as of September 1, 2010 is entered into between XUN ENERGY, INC. (XUN), a Nevada corporation and PETER MATOUSEK (MATOUSEK), a resident of Oregon.

1.

SERVICES TO BE PERFORMED:  MATOUSEK shall perform the Duties and additional tasks as outlined in Attachment A, Scope of Services, attached hereto and made a part of this agreement.

2.

TERM OF THE AGREEMENT:  The term of the Agreement shall commence on September 1, 2010 and continue in effect through August 31, 2011.

3.

COMPENSATION:  In consideration for services provided, XUN shall pay MATOUSEK 5,000 shares per month in stock of XUN. The stock will be valued based on the average of the 5 trading day close price prior to each month end.  This amount includes all costs related to the engagement Director of the Company except 3rd party or travel expenses.

The terms and conditions will be renegotiated upon the successful consummation of a Business Combination through the acquisition of, or merger or consolidation with, a company that has substantial additional capital and or operating revenues; or the Company is able to finance operating expenses with additional debt or through equity financing of not less than $5,000,000.

XUN shall reimburse MATOUSEK for the cost of airfare and travel expenses and preapproved disbursements made on behalf of XUN.

4.

AUTHORIZED REPRESENTATIVES AND NOTICES: XUN and MATOUSEK shall each designate, in writing, an Authorized Representative who has authority to make changes to the scope, terms and conditions of this Agreement.

4.1

For XUN:

Donald Lynch

12518 NE Airport Way,

Suite 148 No. 156,

Portland, Oregon, 97230

Phone:  (775) - 200-0505

Fax: (321) 238-0141

Email: don.lynch@xunenergy.com

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4.2

For MATOUSEK:

PETER MATOUSEK

12518 NE Airport Way,

Suite 148 No. 156,

Portland, Oregon, 97230

Phone: (503)-332-9675
Fax:

Email: novakcapital@hotmail.com

4.3

Notices provided under this Agreement shall be in writing.

5.

INDEMNIFICATION AND INSURANCE: XUN shall indemnify, hold harmless, and defend MATOUSEK from and against any and all loss, cost, expense, damage, liability or claim thereof, including court costs and attorneys’ fees, occasioned by or in any way whatsoever arising out of the performance or nonperformance of the work/services, by the MATOUSEK, its agents and non-assigned employees unless the act or omission is shown to have been in bad faith.

6.

GENERAL PROVISIONS

6.1

ENTIRE AGREEMENT:  This Agreement constitutes the entire agreement between XUN and MATOUSEK relating to the subject matter hereof and supersedes any previous agreements or understandings, oral or written.

6.2

INDEPENDENT CONTRACTOR:  The services provided by the MATOUSEK, including its employees/consultants is an independent contractor and is not an employee of XUN in performing its Services under this Agreement.

6.3

AUDIT AND RECORDS:  MATOUSEK shall retain all pertinent records and shall be subject to, with reasonable notice, the examination and audit of XUN, its representatives and the state auditor for a period of three years after final payment under this Agreement.

6.4

ASSIGNMENT AND SUBCONTRACTS:  MATOUSEK or XUN shall not assign, transfer, or subcontract this Agreement or any portion thereof, and any assignment, transfer, change or subcontract in violation of this Agreement shall be void without written approval by both parties.

6.5

NONDISCRIMINATION AND AFFIRMATIVE ACTION:  During performance of this Agreement MATOUSEK, its employees, agents and subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical disability, medical condition, marital status, age or sex, and shall take affirmative action to assure that applicants are lawfully employed, and the employees are lawfully treated during their employment, without regard to their race, religion, color, national origin, ancestry, physical disability, mental condition, marital status, age or sex.

6.6

TERMINATION AND SUSPENSION:  Either Party may, upon giving the other party a 30 calendar day notice, terminate this Agreement by giving written notice specifying the effective date and scope of such termination.  MATOUSEK shall be entitled to receive payment for work/services provided by MATOUSEK prior to termination of the Agreement as reflected in monthly timecards.

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1.7

SEVERABILITY:  If any of the provisions or portions or applications thereof of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, XUN and MATOUSEK shall negotiate an equitable adjustment in the provisions of the Agreement with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions or portions or applications thereof shall not be affected thereby.

6.8

AMENDMENT:  Except as expressly provided herein, the provisions of this Agreement shall not be altered, modified or amended except through the execution of a written amendment executed by XUN and MATOUSEK.

XUN ENERGY, INC.

PETER MATOUSEK

By:  /s/ Donald Lynch

/s/ Peter Matousek

    Donald Lynch, Secretary

Peter Matousek

Date: 11/01/10

Date: 10/19/10

Contract No.  S20100902

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ATTACHMENT A

Scope of Services

Contract S20100901

Responsibilities:

Typical duties include

•

Governing the organization by establishing broad policies and objectives;

•

Selecting, appointing, supporting and reviewing the performance of the chief executive;

•

Ensuring the availability of adequate financial resources;

•

Approving annual budgets;

•

Accounting to the stakeholders for the organization's performance.

•

Keeps the organization’s mission, values, and vision out front.

•

Long range planning for the organization.

•

Monitors fiscal management and maintains accountability to funders and investors.

•

Review and approves the annual budget, major program plans, and organizational policies.

•

Ensure the adequate resources are available to the organization.

•

Evaluates the organizational effectiveness.

•

Hires and evaluates the executive director.

•

Represents public need and interest within the organization.

•

Represents the organization to the public, especially to sources of financial support.

Specific Duties:

•

Complete acquisition of target company

•

Ensures SEC filings on completed on a timely manner

•

Assist with completing Board Policies and Procedures including Committee Policies and procedures

•

Assist on Board member selection

•

Other Board duties as required

Responsibilities of Individual Directors:

•

Participate actively in meetings and decision making.

•

Asks questions!

•

Be well informed about what the organization does and how it does it, and about the environment in which the company operates.

•

Promote the organization’s purpose and programs in the community.

•

Give to the organization.

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